Exhibit 99.1
Investor Presentation October 10, 2005 www.bfcfinancial.com

Except for historical information contained herein, the matters discussed in this document contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that involve substantial risks and uncertainties. When used in this document and in any documents incorporated by reference herein, the words "anticipate," "believe," "estimate," "may," "intend," "expect" and similar expressions identify certain of such forward-looking statements. Actual results, performance, or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements contained herein. You should also be cautioned that net asset value calculations, current value of investment calculations and implied returns are based solely on BFC's internal unaudited calculations and, in part, on current stock market values, estimates, comparable company analyses and other factors and may not reflect the actual value that could be realized if those investments were sold and may not reflect the value of those investments in the future. These forward- looking statements are based largely on the expectations of BFC Financial Corporation ("the Company" or "BFC" which may be referred to as "we", "us" or "our") and are subject to a number of risks and uncertainties that are subject to change based on factors which are, in many instances, beyond the Company's control. When considering those forward-looking statements, you should keep in mind the risks, uncertainties and other cautionary statements made in this document. You should not place undue reliance on any forward-looking statement, which speaks only as of the date made. This document also contains information regarding the past performance of our investments and you should note that prior or current performance of investments and acquisitions is not a guarantee or indication of future performance. Some factors which may affect the accuracy of the forward-looking statements apply generally to the financial services, investment banking, real estate development, homebuilding, resort development and vacation ownership, and restaurant industries, while other factors apply directly to us. Other risks and uncertainties associated with BFC include: the impact of economic, competitive and other factors affecting the Company and its subsidiaries, and their operations, markets, products and services; that BFC which is largely dependent on its subsidiaries payment of dividends will not have sufficient available cash to meet its operating expenses or to make investments; our ability to successfully execute our anticipated growth strategies; that BFC shareholders' interests will be diluted in transactions utilizing BFC stock for consideration, that appropriate investment opportunities on reasonable terms and at reasonable prices will not be available, the performance of those entities in which investments are made may not be as anticipated, and that BFC will be subject to the unique business and industry risks and characteristics of each entity in which an investment is made; with respect to BankAtlantic Bancorp and BankAtlantic: the risks and uncertainties associated with: credit risks and loan losses, and the related sufficiency of the allowance for loan losses; changes in interest rates and the effects of, and changes in, trade, monetary and fiscal policies and laws including their impact on BankAtlantic's net interest margin; adverse conditions in the stock market, the public debt market and other capital markets and the impact of such conditions on BankAtlantic Bancorp activities and the value of its assets; BankAtlantic's seven-day banking initiative and other growth initiatives not being successful or producing results which justify their costs; the impact of periodic testing of goodwill and other intangible assets for impairment; as well as BankAtlantic's ability to address and the costs associated with the correction of compliance deficiencies associated with the USA Patriot Act, anti-money laundering laws and the Bank Secrecy Act, and whether or to what extent monetary fines, restrictions on operations or other penalties relating to these compliance deficiencies will be imposed on BankAtlantic Bancorp or the Bank by regulators or other federal agencies. Past performance, actual or estimated new account openings and growth rates may not be indicative of future results. Further, this document contains forward- looking statements with respect to Ryan Beck, which are subject to a number of risks and uncertainties including but not limited to the risks and uncertainties associated with its operations, products and services; changes in economic or regulatory policies; its ability to recruit and retain financial consultants; the volatility of the stock market and fixed income markets, and the effects on the volume of its business and the value of it securities portfolio and positions, including its securities sold and not yet purchased; as well as its revenue mix, the success of new lines of business and additional risks and uncertainties that are subject to change and may be outside of Ryan Beck's control. With respect to Levitt: the risks and uncertainties relating to the market for real estate generally and in the areas where Levitt has developments; the impact of hurricanes and tropical storms in the areas in which Levitt operates, the market for real estate generally and in the areas where Levitt has developments, including the impact of market conditions on Levitt's margins; delays in opening planned new communities; the availability and price of land suitable for development in our current markets and in markets where Levitt intends to expand and its ability to successfully acquire land necessary to meet its growth objectives; Levitt's ability to consummate the proposed land transactions in South Carolina; Levitt's ability to successfully expand into new markets; shortages and increased costs of construction materials and labor; the effects of increases in interest rates; environmental factors, the impact of governmental regulations and requirements; Levitt's ability to timely deliver homes from backlog and successfully manage growth; Levitt's ability to negotiate and consummate acquisition financing upon favorable terms and Levitt's success at managing the risks involved in the foregoing. In addition to the risks and factors identified above, reference is also made to other risks and factors detailed in reports filed by the Company with the Securities and Exchange Commission. The Company cautions that the foregoing factors are not exclusive. Forward Looking Statements PLEASE READ CAREFULLY

Introduction

A diversified holding company based in Fort Lauderdale, Florida NASDAQ: BFCF 36.7 million shares outstanding[1] Market capitalization: $263.3 million[2] Interests in: Retail & commercial banking Regional investment bank & brokerage Homebuilding Master planned community development Time share & vacation ownership International themed restaurant chain Miscellaneous real estate and venture capital investments Notes: 1 Fully diluted shares outstanding as of August 4, 2005. BFC completed a common stock offering of 5.45 million Class A shares on June 16, 2005, and an additional 508 thousand shares were sold to the underwriters upon the exercise of an over-allotment option. BFC's management owns 18.0 million shares or 54% of the shares outstanding; 16.2 million shares or 46% of the shares outstanding are in the public float. The offering generated total net proceeds to the company of approximately $47 million. 2 Market capitalization is based on fully diluted shares outstanding as of August 4, 2005 and the weighted average stock price for the period September 6, 2005 to October 5, 2005 of fully diluted Class A and Class B shares outstanding of $7.17. Market capitalization based on basic shares outstanding only as of August 4, 2005 (34.2 million) and the weighted average stock price for the period September 6, 2005 to October 5, 2005 of basic Class A and Class B shares outstanding of $7.17 is calculated to be $245.3 million. Overview

BFC's Strategy Invest in and acquire mid-market operating businesses Partner with superior management teams Long-term investment horizon Prefer control investments Diverse industries Use cash and/or BFC stock for acquisitions

BFC Management Team

Alan Levan

- Chairman and CEO of BFC and its predecessors since 1978
- Chairman, President and CEO of BankAtlantic Bancorp (NYSE: BBX) and its predecessors since 1987
- Chairman & CEO of Levitt Corporation (NYSE: LEV) and Chairman of Bluegreen Corp. (NYSE: BXG)



Alan Levan

Jack Abdo

- Vice Chairman of BFC since 1993 and Director since 1988
- Vice Chairman of BankAtlantic Bancorp and its predecessors since 1987
- Vice Chairman and President of Levitt Corporation and Vice Chairman of Bluegreen
- Director of Benihana, Inc. (NASDAQ: BNHN / BNHNA) since 1990



Jack Abdo

Phil Bakes

- Managing Director of BFC since January 2004
- President and founder of a Florida and New York-based advisory and merchant banking firm from 1990-2004, and various firm-led endeavors, including a leisure travel consolidation enterprise, 1999-2003
- President/CEO of two major U.S. airlines from 1983 to 1990
- Prior to business career from 1973-1980, served as an assistant Watergate prosecutor, counsel to several US Senate Subcommittees and General Counsel of a federal regulatory agency.



Phil Bakes

Glen Gilbert

- Executive Vice President of BFC since 2000, Chief Financial and Accounting Officer since 1987, Vice President and Chief Accountant 1980 to 1987
- Senior Executive Vice President of Levitt Corporation since 2004, Executive Vice President and Chief Financial Officer 1999-July, 2004
- Certified Public Accountant since 1970 and manager for KPMG from 1970 to 1980



Glen Gilbert

6

BFC
Building Forward Companies

BFC Portfolio

BFC Investment Highlights Diversified holding company with experienced management team 9.9% Class A Common Stock average annual appreciation since November 1997(1) BFC Family has solid track record of diversified investments Growth strategy to invest in diversified operating businesses High level of management ownership and commitment 54% Ownership 74% Vote BFC's two primary holdings are high growth companies BankAtlantic Bancorp compound annual earnings growth from continuing operations of 36% from 2000 through 2004(2) Levitt Corporation compound annual earnings growth of 69% from 2000 through 2004 Source Bloomberg, from November 1997 through September 2005. Diversification program began in October 1997. (2) Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle. The first quarter of 2004 excludes a $7.2 million net one-time gain due to a favorable litigation settlement and the after-tax costs associated with the prepayment of certain high cost debt.

Business Approach Create long-term shareholder value Leverage management's investment track record Extensive network of business executives, entrepreneurs and intermediaries generates new opportunities "Buy & Hold" philosophy makes BFC a preferred owner for certain businesses and management teams Partner with experienced management teams who want to manage for the long-term Invest in sound platforms with long-term sustainability consistent with the "Buy & Hold" philosophy Invest in situations where various factors have limited pre-acquisition growth Support management teams by providing: Board oversight and corporate governance Financing assistance Strategic planning Investment expertise and counsel Respect, Patience and Loyalty

Investment Situations Public or private companies Adopt orphans Divestiture of subsidiary by larger company Family business seeking to monetize holdings but preserve management and legacy Going private transactions and management buyouts Change of control transactions Significant minority purchases in special situations

BFC Investments

BFC Investments 1985-2005 Phase I: Creating The Platform (1985 - 1997) BankAtlantic Bancorp Retail & Commercial Bank Phase II: Diversification (1997 - Present) Core Communities Land Developer 1997 Ryan Beck & Co. Investment Bank 1998 Levitt and Sons Homebuilder 1999 Bluegreen Corporation Vacation Ownership 2001 & 2002 Benihana Inc. Restaurant Chain 2004

PHASE I Creating the Platform NYSE: BBX www.bankatlanticbancorp.com

Overview Founded in 1952 as federally chartered savings bank Largest Florida headquartered bank by market capitalization 78 branches open 7 days a week $6.7 billion in assets and $3.7 billion in deposits as of 6/30/05 BFC owns approximately 22% of BankAtlantic Bancorp, representing 55% of total voting power Transaction History Local institution with shareholders known by BFC principals BFC invested approximately $45 million in the mid-1980's to acquire control Pre-Acquisition Underperforming thrift lacking strategic direction Post-Acquisition BFC took over management and leadership of the bank Reduced the size of the bank substantially to establish a strong platform and market position Transformed from a classic thrift to a retail and commercial bank model Capitalized the bank to provide a platform for growth Created a high growth "retail" oriented culture and image to attract low cost deposits while growing the commercial loan portfolio with a conservative underwriting culture

BankAtlantic Performance Operating Net Income* * Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle. The year ended 12/31/04 and the 6 months ended 6/30/2004 exclude a $7.2 million net one-time gain due to a favorable litigation settlement and the after-tax costs associated with the prepayment of certain high cost debt ($0.12 per share). The 6 months ended 6/30/2005 excludes a $2.4 million after-tax impairment charge ($0.04 per share) associated with vacating BankAtlantic's former headquarters. (Dollars in Millions) Fully Diluted Earnings per Share* 48% 49% 36% CAGR 27% CAGR (a) (a) (a) (a) (b) (b)

BankAtlantic Performance Average Daily Volume Past Twelve Months: 287,184 shares Stock Price Graph Notes: (a) Return calculation discounts all cash flows from time of BFC's investment, including ending value based upon average market value (9/6/05 - 10/5/05) of BankAtlantic Bancorp, plus $16.7 million in dividends received since initial investment and stock sales of $21.5 million. 12% Annualized 466% Absolute Implied Pre-Tax Annualized Return (a) ($ in millions) Total BFC Investment From 1987 - 1993 Total Current Value (a)

PHASE II Diversification 1997 - 2005

NYSE: LEV www.levittcorporation.com

Overview Created as holding company to hold two separately acquired businesses. Engaged in homebuilding and land development in the Southeastern United States. Conducts its operations primarily through Core Communities and Levitt and Sons, which were separately acquired (through BFC subsidiary BankAtlantic Bancorp) in 1997 and 1999, respectively. Spun-off from BankAtlantic Bancorp on December 31, 2003. Completed $125 million common stock offering in the spring of 2004. BFC owns approximately 17% and controls approximately 53% of the total shareholder vote of Levitt Corporation.

www.corecommunities.com

Overview

- **Core Communities (formerly St. Lucie West Holding Company) is a master-planned community developer since 1996.**


St. Lucie West

Transaction History

- Purchased in 1997 (through BFC subsidiary, BankAtlantic Bancorp)
- $20 million purchase price
- Additional $4.8 million invested by BankAtlantic Bancorp
- Pre-transaction relationship with management

Pre Acquisition

- Privately owned by a fund with different goals than that of management
- Company was capital constrained

Post Acquisition

- Core was sufficiently capitalized
- Facilitated access to third-party financing
- Became one of the leading master-planned community developers in the country
- St. Lucie West project was ranked as the 6th fastest selling master-planned community in 2003 [1]
- Tradition project to include up to 18,000 residential units and 8.5 million square feet of commercial space and was ranked the 8th fastest selling master-planned community in 2004. [1]
- Acquired approximately 5,300 acres in South Carolina for a new project located between Savannah, Georgia and Hilton Head, South Carolina to consist of 9,500 residential units and 1.5 million square feet of commercial space

(1) Source: Robert Charles Lesser & Co.

21

www.levittandsons.com

Building a Proud Legacy

Overview Pre-Acquisition Residential Homebuilder retrenched over the years. Privately owned with free cash flow up-streamed to parent and not reinvested for growth Management was restricted with no growth capital Post-Acquisition Supported management's vision for growth Facilitated growth financing and allowed Levitt and Sons to reinvest earnings Established independent Board of Directors at parent company and Board level investment committee to manage growth Increased active homebuilding communities from 3 in Florida in 1999 to 47 in 2005 in Florida, Tennessee, Georgia, and South Carolina Specializes in design and development of Active Adult and family communities. Levitt and Sons (and its predecessors), "America's Oldest Homebuilder," commenced operations in 1929 and was one of the first developers of suburban communities including the famed Levittown communities in the Northeast Transaction History Purchased in 1999 (through BFC subsidiary, BankAtlantic Bancorp) $27 million purchase price Prior banking relationship with Levitt and Sons as well as relationship with veteran management team

Consolidated Revenue (a) Consolidated Net Income Levitt Corporation Performance (Dollars in Millions) (Dollars in Millions) 69% CAGR 51% CAGR 27% 34% Notes: Excludes interest and other revenue 1st quarter 2005 revenues were up 101% to $199.8 million vs. the same period for 2004 revenues of $99.5 million. 2nd quarter 2005 revenues were down 25% to $108.0 million vs. the same period for 2004 of $143.9 million. The 1st quarter of 2005 contained an unusually large land sale and the home sales were intentionally slowed down in the 2nd quarter of 2005. 1st quarter 2005 net income was up 128% to $29.8 million vs. the same period for 2004 of $13.1 million. 2nd quarter 2005 net income was down 56% to $6.1 million vs. the same period for 2004 of $13.7 million. (b) (b) (c) (c)

Levitt Corporation Performance Average Daily Volume Past Twelve Months: 128,265 shares Stock Price Graph Notes: Return calculation discounts all cash flows from time of investment, including ending value based upon average market value of LEV from 9/6/05 through 10/5/05 and total dividends of $1.2 million received in 2004 and 2005. Investments in Levitt Corporation were made by BFC subsidiary, BankAtlantic Bancorp. Excludes results of Levitt Corporation's investment in Bluegreen which is separately presented later in this presentation. Based on the value of 14.8 million shares of Levitt Corporation originally owned by BankAtlantic Bancorp that were spun-off to BankAtlantic Bancorp's shareholders on 12/31/03. This calculation, therefore, excludes the current value of the 5.0 million new shares issued by Levitt Corporation in its April 2004 public offering. 23% Annualized 357% Absolute Implied Pre-Tax Annualized Return (a) ($ in millions) (b) Total Investment From 1997 - 1999 Total Current Value (a)

www.ryanbeck.com

Overview Pre-Acquisition Publicly owned company Management desired strong financial platform to pursue strategic initiatives Post-Acquisition Provided sound platform of financially solid parent Supported the management team's growth of the business Facilitated acquisition of assets of Gruntal & Co. which added 400 consultants and $13 billion in client assets Grown from 300 employees at time of acquisition to approximately 1,100 employees in 38 branches throughout the US as of June 30, 2005. Founded in 1946 Full-service investment banking and brokerage firm 38 branches with over 400 financial counselors Approximately $18 billion in client assets 2004 revenue = $242.2 million Transaction History Purchased in 1998 (through BFC subsidiary, BankAtlantic Bancorp) $38.1 million purchase price Additional $23.5 million invested Prior relationship with Ryan Beck management from investment banking engagements

Ryan Beck Performance Revenue Income from Continuing Operations * (Dollars in Millions) * Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle. (Dollars in Millions) 46% CAGR 10% 28%

Ryan Beck & Co. Performance 26% Annualized 315% Absolute Implied Pre-Tax Annualized Return (a) ($ in millions) Estimated range of values based on comparable companies (b): $168 - $332 Notes: (a) Return calculation discounts all cash flows from time of investment and ending value based upon estimated current market value, including a $5 million dividend in March 2004. Investment in Ryan Beck made through BFC subsidiary, BankAtlantic Bancorp. (b) Range of values of Ryan Beck is based on comparable investment banking firms as compiled in a September 30, 2005 index of comparable firms and trading multiples by financial services industry specialist Sandler O'Neill & Partners, L.P. The low end of Ryan Beck's value range based on 1.6x price/book multiple and the high end of range based on 15.9x price/latest 12 month EPS multiple. Sandler O'Neill selected comparable companies are AG Edwards, Raymond James, Piper Jaffrey, Jeffries & Co. and Friedman, Billings, Ramsey. This valuation is based on the historical financial data of Ryan Beck and does not take into account any projected financial data nor any increase or decrease in financial performance and/or the valuation multiples of the companies comprising the index of comparable firms. Total Investment Since 6/98 Mid-Point of Estimated Value Range (a)

NYSE: BXG www.bluegreencorp.com

Overview Pre Acquisition Publicly traded company with large real estate fund as dominant shareholder The fund bought its position as a value play when timeshare industry was out of favor Stock price decreased and the fund became impatient Post Acquisition Management thrived under the new long term philosophy Maintained and strengthened Bluegreen's independent Board of Directors Stock price has increased more than 200% since investment Levitt Corporation currently owns approximately 31% of Bluegreen Ranked #67 on Forbes' 2004 list of the "The 200 Best Small Companies" Ranked #48 on Fortune's 2005 list of "America's 100 Fastest Growing Companies." Bluegreen was founded in 1972 and has two principal businesses: Developing and marketing time-share resorts Developing and marketing subdivided residential lots to retail customers Transaction History Purchased large position in 2002 (through Levitt Corporation) Total investment is $56.5 million Pre-transaction relationship with management Solara Surfside Resort (Surfside, FL)

Bluegreen Performance Revenue * Net Income * (Dollars in Millions) * Revenue and Net Income for 2001 and 2002 reflect calendar year. Bluegreen changed its fiscal year to the calendar year ending on December 31, effective for the period ended December 31, 2002. Fiscal years 2001 and 2002 ended on April 1, 2001 and March 31, 2002 respectively. Calendar Year amounts calculated to reflect twelve full months. (Dollars in Millions) 56% CAGR 51% 22% 28% CAGR

Bluegreen Performance Average Daily Volume Past Twelve Months: 312,226 shares Stock Price Graph 36% Annualized 191% Absolute Implied Pre-Tax Annualized Return (a) ($ in millions) Total Investment 4/01 & 4/02 Total Current Value (a) Notes: (a) Return calculation discounts all cash flows from time of investment and ending value based upon average market value of BXG from 9/6/05 through 10/5/05. Investment in Bluegreen held by BFC subsidiary, Levitt Corporation.

NASDAQ: BNHN / BNHNA www.benihana.com

Overview Founded in 1964, largest operator in United States of teppanyaki-style Japanese restaurants Acquired and continue to grow additional Asian-themed concepts primarily under HARU and RA Sushi brands Current operations: 56 Benihana (owned) 21 Benihana (franchised) 7 Haru 8 RA Sushi Transaction History BFC agreed to purchase $20 million of Benihana convertible preferred stock $20 million of convertible preferred stock purchased in 2 tranches in July 2004 and August 2005 Preferred stock has voting rights and 5% annual dividend Investment represents approximately 10% (at conversion price of $19 per share) of economic ownership and 23% of common stock vote Pre-existing BFC relationship with Benihana board and management Pre Transaction Benihana desired to embark on a renovation program for it's core concept, Benihana, and expand its newer concept RA Sushi Post Transaction Benihana now executing its renovation and expansion plans Benihana plans to open 7 to 11 new restaurants annually.

Market Capitalization Net Income Benihana - Financial Summary (a) ($ in millions) Notes: (a) Fiscal Year (FY) 2005 ended 3/27/05 (b) Average market capitalization based on 10.1 million weighted average shares outstanding multiplied by the average stock price for the 9/6/05 - 10/5/05 period of $17.85 for Benihana's Class A Common Stock. (c) FY 2005 excludes $2.7 million impairment charge. (d) Share price appreciation from the announcement of the agreement on May 18, 2004 through September 2005. Current price is average stock price for the 9/6/05 - 10/5/05 period of $17.99 for Benihana's Common Stock into which BFC's preferred stock is convertible at $19 per share. Revenue Operating Income (c) (c) 11% Absolute 8% Annualized Common Stock Performance May 2004 - September 2005 (d) Market Price May 18, 2004 (d) Weighted Average Price September 2005 (d) FY 2005 FY 2005 FY 2005 Average Market Cap.(b) (9/6/05 - 10/5/05)

$205.5(a) +25% Annualized +232% Absolute Total Investments Total Current Value as of 10/5/05 (b) Acquisition of Ryan Beck & Co. Venture Partnerships Investment in Bluegreen Investment in Benihana Notes: (a) Represents the cumulative cash value of investments made in Levitt & Sons and Core Communities (Levitt Corporation), Ryan Beck & Co., Bluegreen and Benihana, Inc. and the total investments under management in the BFC Venture Partnerships from 1997 through 2005. As noted elsewhere, BFC currently owns direct or indirect interests in all of these investments. The information is provided to reflect the estimated value and performance of the various "BFC Family" investments since 1997. (b) Return calculation discounts all cash flows from time of investment and includes all dividends received and Venture Partnerships distributions; current value based upon average market value of public holdings from 9/6/05 through 10/5/05. Ryan Beck's estimated current market value is based upon an average of valuation multiples of an index of comparable firms compiled by Sandler O'Neill & Partners, L.P. research. Calculations assume no change in value of July 2004 and August 2005 investments totaling $20 million in preferred stock in Benihana, Inc. Investment Results Summary - 1997-2005 $683.2(b) ($ in Millions)

Financial & Investment Highlights

BFC Selected Financials Summary Consolidated Income Statement (a) Notes: Numbers may not add due to rounding. As a holding company with control positions in BankAtlantic Bancorp and Levitt Corporation, generally accepted accounting principles (GAAP) require the consolidation of the financial results of both BankAtlantic Bancorp and Levitt Corporation. As a consequence, the assets and liabilities of both entities are presented on a consolidated basis in BFC's financial statements. However, the debts and obligations of the consolidated entities are not direct obligations of BFC and are non- recourse to BFC. Similarly, the assets of those entities are not available to BFC absent a dividend or distribution from the entity. The recognition by BFC of income from controlled entities is determined based on the percentage of its economic ownership in BankAtlantic Bancorp and Levitt Corporation, which is 21.8% and 16.6%, respectively, which results in BFC recognizing only 21.8% and 16.6% of BankAtlantic Bancorp's and Levitt Corporation's income, respectively. Unaudited data. The six months ended 6/30/2004 included two items resulting in a $1.4 million net after-tax gain. These items were a litigation settlement gain and costs associated with the prepayment of certain high cost debt. The six months ended 6/30/2005 included in an after-tax impairment charge of $0.3 million. This item was related to the decision to vacate BankAtlantic's former headquarters and move into a new building. (In $Millions)

Notes: Summary selected data from the BFC unconsolidated balance sheet which presents only the assets and liabilities of BFC Financial Corp., on a stand-alone basis and excludes any balance sheet data of its subsidiaries. See note (a) of the previous slide for further explanation. Also see BFC's quarterly report on Form 10-Q for period ended June 30, 2005 available on our website at www.bfcfinancial.com. Unaudited data. The BFC book value of the investments in BankAtlantic Bancorp and Levitt Corp. is calculated by multiplying the shareholder's equity of each entity times BFC's percentage ownership in each entity. The book value, as shown above, was $166.0 million as of June 30, 2005 while the current average market value (September 6, 2005 - October 5, 2005) is $294.9 million. The deferred tax liability is net of net operating loss carry forwards (NOL's). Deferred tax liability is calculated by subtracting BFC's original investment from the current carrying value of that investment and applying to that sum the tax rate of 38.575%. Generally, the deferred tax liability will not be required to be paid unless the underlying investments are sold. Increase during period due to net income and issuance of 5.96 million shares of Class A Common Stock through an underwritten public offering (including underwriters' exercise of their over-allotment option), which was partially offset by the effect of subsidiaries' capital transactions, the tax effect of exercise of stock options and the payment of preferred dividends. BFC Selected Financials Balance Sheet - BFC Parent Company - Only (a) ($ in Millions)

Price per share ($) Volume (in thousands) 6/17/03 - 15% stock dividend 12/1/03 - 25% stock dividend 3/1/04 - 25% stock dividend 5/25/04 - 25% stock dividend 6/28/04 - Added to Russell 2000 & 3000 indexes 5/5/03 - BFCF listed on NASDAQ 3/14/05 - 25% stock dividend 6/16/05 - Offering of 5.96 mil. shares (including over- allotment option) BFC Performance Stock Price Graph

Other assets $63.6 Market value of public holdings (avg. 9/6/05 to 10/5/05) $294.9 Def. tax liab. ($31.1) $358.5 Assets $303.1 NAV1(a) $334.2 NAV2(b) $263.3 Market Cap(c) Notes: Numbers may not add due to rounding. Balance sheet items as of June 30, 2005. Market value of public holdings is based on the average prices of BBX & LEV for the period 9/6/2005 to 10/5/2005. (a) Net Asset Value (NAV1) = the market value of BFC's securities in BBX and LEV plus other assets at book value minus liabilities at book value. (b) NAV2 is the same calculation as NAV1 but excludes deferred tax liabilities. (c) BFC market capitalization is the average for the period 9/6/2005 to 10/5/2005 based on fully diluted shares outstanding of 36.7 million as of August 4, 2005. (d) Market capitalization for the same period based on basic shares outstanding (34.2 million shares) is $245.3 million. NAV1 equals $8.86 per share which is $1.69 per share, or 24%, greater than the average share price for the period; NAV2 equals $9.77 per share which is $2.60 per share, or 36%, greater than the average share price for the period. ($55.4) Liabilities BFC Net Asset Value vs. Market Cap NAV1 compared to Market Cap (d) : +$39.9 or +15% NAV2 compared to Market Cap (d) : +$71.0 or +27% ($ in millions) ($24.3) Other liab.

BFC Share Price Compared to BFC Net Asset Value [d]



Price per share[a]
$7.17
NAV₁ per share[b]
$8.25
Δ = $1.09
+15%
NAV₂ per share[c]
$9.10
Δ = $1.93
+27%

Notes:

Numbers may not add due to rounding

Balance sheet items as of June 30, 2005.

(a) Average share price for the period September 6, 2005 to October 5, 2005.

(b) Net Asset Value (NAV_1) = the market value of BFC's securities in BBX and LEV plus other assets at book value minus liabilities at book value divided by fully diluted shares outstanding of 36.7 million as of August 4, 2005. Does not include 1.6 million additional common shares potentially issued if BFC 5% Cumulative Preferred Stock, issued in June 2004, should convert in the future. 5% Preferred Stock is convertible at $9.60 per share beginning on or after April 30, 2007 at the discretion of the holder.

(c) NAV_2 per share is the same calculation as NAV_1 excluding net deferred tax liabilities of $31.1 million as of June 30, 2005.

(d) Calculations in chart based on diluted shares outstanding (36.7 million shares). Using basic shares outstanding (34.2 million shares), NAV_1 equals $8.86 per share which is $1.69 per share, or 24%, greater than the average share price for the period; NAV_2 equals $9.77 per share which is $2.60 per share, or 36%, greater than the average share price for the period. The weighted average share price for Class A and Class B common stock (basic shares only) for the September 6, 2005 to October 5, 2005 period is $7.17 per share.

44

BFC Relative Share Performance (1) Percentages represent average annual appreciation data as per Bloomberg L.P. for the period November 1997 through September 2005. Since Commencement of Diversification Program Average Annual Appreciation 1997 - 2005(1)

BFC Investment Highlights Diversified investments Experienced management team 9.9% common stock average annual appreciation 1997-2005(1) Solid investment track record Each BFC portfolio company became high growth enterprise BFC's seasoned executive group and "Buy & Hold" philosophy attract unique investment opportunities High level of management ownership and commitment BFC's primary holdings are publicly traded growth companies Opportunity to invest in BFC at a discounted price relative to its Net Asset Value and to the market value of BFC's holdings of BankAtlantic (BBX) and Levitt (LEV) (1) Source Bloomberg, from November 1997 through September 2005. Diversification program began in October 1997.

www.bfcfinancial.com